UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

NETCAPITAL INC.

(Exact name of registrant as specified in charter)

Utah	001-41443	87-0409951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lincoln Street, Boston, Massachusetts	02111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 925-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NCPL	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Common Stock	NCPLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On April 29, 2025, Netcapital Inc. (the “Company”) entered into two separate Securities Purchase Agreements with 1800 Diagonal Lending LLC (the “Lender”), a Virginia limited liability company, under which it issued the following convertible promissory notes:

●	A Convertible Promissory Note in the principal amount of $61,360, for a purchase price of $52,000, reflecting an original issue discount of $9,360. The note carries a one-time interest charge of 12% and is repayable in ten (10) monthly payments of $6,872.30 beginning May 30, 2025. It matures on February 28, 2026 and is convertible into shares of common stock following an event of default, subject to a 25% discount to the then-current market price, subject to Nasdaq shareholder approval limits.
●	A second Convertible Bridge Note in the principal amount of $64,960, for a purchase price of $56,000, with an original issue discount of $8,960. The note also carries a 12% one-time interest charge and is repayable in five (5) monthly payments beginning October 30, 2025. It shares the same maturity date and default-based conversion rights as the first note.

Upon the occurrence and during the continuation of any Event of Default (as defined in either note), the note shall become immediately due and payable and we are required to pay Lender, in full satisfaction of its obligations hereunder, an amount equal to 150% (“Default Percentage”) times the sum of (w) the then outstanding principal amount of the notes plus (x) accrued and unpaid interest on the unpaid principal amount of the notes to the date of payment plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and/or (x) plus (z) any amounts owed to the Lender pursuant to Article IV of the notes (the then outstanding principal amount of the notes to the date of payment plus the amounts referred to in clauses (x), (y) and (z) shall collectively be known as the “Default Amount”) and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Lender shall be entitled to exercise all other rights and remedies available at law or in equity. Notwithstanding anything to the contrary contained herein, in the event that following an Event of Default (other than Section 3.2), a default pursuant to Section 3.2 of the notes related to Conversion and the Shares occurs, the Default Percentage shall be immediately adjusted to 200%.

Following an event of default, the notes become convertible into shares of our common stock at the then existing conversion price (the “Note Conversion Price”), a discount to the trading price, subject to limitations. During the period beginning on the issuance date of the notes and ending on the date which is one hundred eighty (180) days following the issuance date of this Note (the “Initial Period”), the Note Conversion Price will be $1.00; and; following the Initial Period, the Note Conversion Price shall mean 75% multiplied by the Market Price (as defined herein) (representing a discount rate of 25%). “Market Price” means the lowest trading price for our common stock during the ten (10) trading day period ending on the latest complete trading day prior to the conversion date. The notes include customary default provisions, including non-payment, failure to deliver shares upon conversion, and cessation of operations.

On April 29, 2025, the Company also adopted a standard form of promissory note to be used in private financing transactions with certain accredited investors. Under the form, the Company issued two unsecured, non-convertible promissory notes in the total principal amount of $600,000, for gross proceeds of $300,000, reflecting a 50% original issue discount. The notes bear interest at 8% per annum, mature in three months, and are prepayable at any time without penalty. Upon default, interest accrues at 20% per annum. The Company expects to issue additional notes using this form in future private placements.

The Company used the proceeds of the notes for general working capital purposes.

The foregoing descriptions of the security purchase agreements, the convertible promissory notes, and the standard form of promissory note are qualified in their entirety by reference to the full text of the agreements, which are filed as Exhibits 10.1, 10.2, 4.1, 4.2, and 4.3 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the convertible notes described above in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933 and Rule 506 of Regulation D thereunder. The notes were offered and sold to an accredited investor, 1800 Diagonal Lending LLC, for investment purposes without general solicitation. The non-convertible notes were also issued pursuant to Section 4(a)(2), in private placements to accredited investors. No underwriters were involved, and no commissions were paid in connection with the issuances.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Convertible Promissory Note dated April 29, 2025, in the principal amount of $61,360
4.2	Convertible Promissory Note dated April 29, 2025, in the principal amount of $64,960
4.3	Form of Promissory Note (non-convertible)
10.1	Securities Purchase Agreement dated April 29, 2025 in the amount of $61,360
10.2	Securities Purchase Agreement dated April 29, 2025 in the amount of $64,960
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Netcapital Inc. (Registrant)

	By:	/s/ Martin Kay
	Name:	Martin Kay
	Title:	Chief Executive Officer
Dated May 5, 2025

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